Exhibit 10.1

LEVINE, STALLER, SKLAR, CHAN, BROWN & DONNELLY, P.A.

Counselors at Law

3030 Atlantic Avenue

Atlantic City, New Jersey 08401

(609) 348-1300

Attorneys for Plaintiffs

TRUMP TAJ MAHAL ASSOCIATES, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS.: 3789-06 and 6009-07

TRUMP PLAZA ASSOCIATES, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS.: 3384-04; 3577-05; 4196-06 and 6031-07

TRUMP MARINA ASSOCIATES, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS.: 3479-04; 3481-04; 3326-05; 3335-05; 3524-06; 3527-06; 6278-07 and 6275-07

TRUMP PLAZA ASSOCIATES, LLC, Plaintiff, v. CITY OF ATLANTIC CITY, Defendant.	TAX COURT OF NEW JERSEY DOCKET NOS.: 5889-97; 5027-98; 2968-99; 3671-00; 449-01; 3393-02; 2201-03; 1088-04; 5532-04 (consolidated); 2971-05 and 4991-05 STIPULATION OF SETTLEMENT

1. It is hereby stipulated and agreed that all demands for relief with regard to the various blocks and lots encompassed within the Complaints and Counterclaims in the above captioned matters are hereby withdrawn except that the assessments of the properties set forth in Schedule A (“Properties”) shall be adjusted and judgments shall be entered in accordance therewith and, it is further

2. Stipulated and agreed that the statutory interest pursuant to N.J.S.A. 54:3-27.2, having been waived by Trump Taj Mahal Associates, LLC (“Taj”), Trump Plaza Associates, LLC and Trump Marina Associates, LLC (hereafter individually “Taxpayer” and collectively, “Taxpayers”), shall not be paid and that Taxpayers also waive interest due on any judgment entered on the Properties above so long as the terms of this Stipulation of Settlement are not breached by the City of Atlantic City (hereafter “City” or “taxing district”) and, it is further

3. Stipulated and agreed that the provisions of N.J.S.A. 54:51A-8 (“Freeze Act”) shall not apply to the disposition of this matter and, it is further

4. Stipulated and agreed that the undersigned have made such examination of the value and proper assessment of the properties and have obtained such appraisals, analysis and information with respect to the valuation and assessment of the properties as they deem necessary and appropriate for the purpose of enabling them to enter into this Stipulation of

Settlement and that the assessor of the taxing district has been consulted by the attorney for the taxing district with respect to this Stipulation of Settlement and has concurred with the same and, it is further

5. Stipulated and agreed that it is the intent of the parties that the reductions in assessments shown in Schedule A shall result in a collective refund/credit to the Taxpayers of taxes previously paid in the exact aggregate amount of thirty-four million ($34,000,000) dollars (“Refund/Credit”) and that the Refund/Credit obligation of the City to the Taxpayers shall be equal to the aforesaid exact amount. To effectuate this Refund/Credit, the taxing district shall refund and deliver, within 30 days, time being of the essence, of the execution of this Stipulation of Settlement, the sum of Twelve Million ($12,000,000) Dollars in immediately available U.S. funds, payable to the order of “Trump Entertainment Resorts Holdings, L.P.” (“TERH”) which shall be delivered within said 30 days, time being of the essence, to Trump Entertainment Resorts Holdings, L.P., Attn: Robert M. Pickus, Esquire, 15 South Pennsylvania Avenue, Atlantic City, New Jersey 08401 as a partial refund due on account of the aforesaid reductions in assessed values as set forth in Schedule A and in partial satisfaction of the Refund/Credit. The balance of the Refund/Credit, Twenty-Two Million ($22,000,000) Dollars, shall be applied as credits against future tax payments due on the subject properties in such amounts as set forth on Schedule B attached hereto and as directed by TERH provided (1) the amounts and dates of the application of such credits shall remain unchanged and (2) any such credits must be applied on account of real property taxes due from any of the Taxpayers.

6. Based upon the foregoing, the undersigned represent to the Court that the above settlement will result in assessments at the fair assessable value of the Properties consistent with assessing practices generally applicable in the taxing district as required by law.

7. Each of the parties represents to the other that all requisite action has been duly taken by such party to authorize the execution, delivery and performance of the foregoing settlement.

8. The parties hereto further stipulate and agree that The Tax Court of New Jersey may immediately enter judgment incorporating the terms of this Stipulation of Settlement and, to the extent necessary, impose the terms herein.

City of Atlantic City

By:	/s/ William H. Marsh	11/2/07
	The Honorable William H. Marsh	Date
Mayor of Atlantic City

Attest

	/s/ Rhonda Williams	11/2/07
	Rhonda Williams	Date
Assistant City Clerk

Levine, Staller, Sklar, Chan,
Brown & Donnelly, P.A.

By:	/s/ Michael D. Sklar	11/2/07
	Michael D. Sklar, Esq.	Date
Attorneys for Trump Plaza Associates, LLC,
Trump Taj Mahal Associates, LLC and
Trump Marina Associates, LLC

TRUMP TAX APPEALS SETTLEMENT

SCHEDULE A

	Original Assessment	County Board Judgment	Requested Tax Court Judgment	Relief	Tax Rate
		(Direct Appeals)
Trump World's Fair

Tax Year: 1997					2.949%

Block/Lot: 43/157
Land:	$8,530,000	N/A	$8,530,000
Improvements:	181,470,000	N/A	29,000,000

Total:	$190,000,000	N/A	$37,530,000	4,496,340

Block/Lot: 44/177
Land:	$10,398,700	N/A	$10,398,700
Improvements:	19,001,000	N/A	5,000,000

Total:	$29,399,700	N/A	$15,398,700	412,889

Tax Year: 1998					2.878%
Block/Lot: 43/157
Land:	$8,530,000	N/A	$8,530,000
Improvements:	181,470,000	N/A	29,000,000

Total:	$190,000,000	N/A	$37,530,000	4,388,087

Block/Lot: 44/177
Land:	$10,398,700	N/A	$10,398,700
Improvements:	19,001,000	N/A	5,000,000

Total:	$29,399,700	N/A	$15,398,700	402,949

Tax Year: 1999					2.957%
Block/Lot: 38/2
Land:	$8,530,000	N/A	$8,530,000
Improvements:	181,470,000	N/A	29,000,000

Total:	$190,000,000	N/A	$37,530,000	4,508,538

Block/Lot: 37/22
Land:	$10,398,700	N/A	$10,398,700
Improvements:	18,275,200	N/A	4,900,350

Total:	$28,673,900	N/A	$15,299,050	395,494

Tax Year: 2000					3.090%
Block/Lot: 38/2
Land:	$8,530,000	N/A	$8,530,000
Improvements:	37,460,600	N/A	0

Total:	$45,990,600	N/A	$8,530,000	1,157,533

Block/Lot: 37/22
Land:	$10,398,700	N/A	$10,398,700
Improvements:	5,619,000	N/A	0

Total:	$16,017,700	N/A	$10,398,700	173,627

TRUMP TAX APPEALS SETTLEMENT

SCHEDULE A

	Original Assessment	County Board Judgment	Requested Tax Court Judgment	Relief	Tax Rate
Tax Year: 2001					3.095%
Block/Lot: 38/2
Land:	$8,530,000	N/A	$8,530,000
Improvements:	5,595,800	N/A	0

Total:	$14,125,800	N/A	$8,530,000	173,190
				16,108,647

Trump Marina

Tax Year: 2004					3.421%
Block/Lot: 571/1
Land:	$31,918,500	N/A	$31,918,500
Improvements:	271,300,500	N/A	250,000,000

Total:	$303,219,000	N/A	$281,918,500	728,690

Tax Year: 2005					3.502%
Block/Lot: 571/1
Land:	$31,918,500	N/A	$31,918,500
Improvements:	271,300,500	N/A	250,000,000

Total:	$303,219,000	N/A	$281,918,500	745,944

Tax Year: 2006					3.696%
Block/Lot: 571/1
Land:	$31,918,500	N/A	$31,918,500
Improvements:	271,300,500	N/A	250,000,000

Total:	$303,219,000	N/A	$281,918,500	787,266

Tax Year: 2007					3.726%
Block/Lot: 571/1
Land:	$31,918,500	N/A	$31,918,500
Improvements:	271,300,500	N/A	250,000,000

Total:	$303,219,000	N/A	$281,918,500	793,657
				3,055,557

Trump Plaza

Tax Year: 2004					3.421%
Block/Lot: 39/2
Land:	$8,510,500	N/A	$8,510,500
Improvements:	71,228,800	N/A	49,000,000

Total:	$79,739,300	N/A	$57,510,500	760,447
		34361106.65

TRUMP TAX APPEALS SETTLEMENT

SCHEDULE A

	Original Assessment	County Board Judgment	Requested Tax Court Judgment	Relief	Tax Rate
Block/Lot: 39/3
Land:	$6,990,700	N/A	$6,990,700
Improvements:	57,950,800	N/A	40,000,000

Total:	$64,941,500	N/A	$46,990,700	614,097

Block/Lot: 39/4
Land:	$8,603,900	N/A	$8,603,900
Improvements:	113,727,000	N/A	80,000,000

Total:	$122,330,900	N/A	$88,603,900	1,153,801

Tax Year: 2005					3.502%
Block/Lot: 39/2
Land:	$8,510,500	N/A	$8,510,500
Improvements:	71,228,800	N/A	49,000,000

Total:	$79,739,300	N/A	$57,510,500	778,453

Block/Lot: 39/3
Land:	$6,990,700	N/A	$6,990,700
Improvements:	57,950,800	N/A	40,000,000

Total:	$64,941,500	N/A	$46,990,700	628,637

Block/Lot: 39/4
Land:	$8,603,900	N/A	$8,603,900
Improvements:	113,727,000	N/A	80,000,000

Total:	$122,330,900	N/A	$88,603,900	1,181,120

Tax Year: 2006					3.696%
Block/Lot: 39/2
Land:	$8,510,500	N/A	$8,510,500
Improvements:	71,228,800	N/A	49,000,000

Total:	$79,739,300	N/A	$57,510,500	821,576

Block/Lot: 39/3
Land:	$6,990,700	N/A	$6,990,700
Improvements:	57,950,800	N/A	40,000,000

Total:	$64,941,500	N/A	$46,990,700	663,462

Block/Lot: 39/4
Land:	$8,603,900	N/A	$8,603,900
Improvements:	113,727,000	N/A	80,000,000

Total:	$122,330,900	N/A	$88,603,900	1,246,550

Tax Year: 2007					3.726%
Block/Lot: 39/2
Land:	$8,510,500	N/A	$8,510,500
Improvements:	71,228,800	N/A	49,000,000

Total:	$79,739,300	N/A	$57,510,500	828,245

TRUMP TAX APPEALS SETTLEMENT

SCHEDULE A

	Original Assessment	County Board Judgment	Requested Tax Court Judgment	Relief	Tax Rate
Block/Lot: 39/3
Land:	$6,990,700	N/A	$6,990,700
Improvements:	57,950,800	N/A	40,000,000

Total:	$64,941,500	N/A	$46,990,700	668,847

Block/Lot: 39/4
Land:	$8,603,900	N/A	$8,603,900
Improvements:	113,727,000	N/A	80,000,000

Total:	$122,330,900	N/A	$88,603,900	1,256,668
				10,601,902

Trump Taj Mahal

Tax Year: 2006					3.696%
Block/Lot: 61/5
Land:	$61,268,300	N/A	$61,268,300
Improvements:	156,745,900	N/A	126,050,000

Total:	$218,014,200	N/A	$187,318,300	1,134,520

Block/Lot: 61/7
Land:	$49,821,000	N/A	$49,821,000
Improvements:	251,349,300	N/A	225,000,000

Total:	$301,170,300	N/A	$274,821,000	973,870

Tax Year: 2007					3.726%
Block/Lot: 61/5
Land:	$61,268,300	N/A	$61,268,300
Improvements:	156,745,900	N/A	126,050,000

Total:	$218,014,200	N/A	$187,318,300	1,143,729

Block/Lot: 61/7
Land:	$49,821,000	N/A	$49,821,000
Improvements:	251,349,300	N/A	225,000,000

Total:	$301,170,300	N/A	$274,821,000	981,775
				4,233,895

				34,000,000

TRUMP TAX APPEALS SETTLEMENT

SCHEDULE A

	Original Assessment	Requested Assessment	Assessment Reduction	Tax Relief
WF
1997	221,131,800	54,660,800	166,471,000	4,909,230
1998	221,131,800	54,660,800	166,471,000	4,791,035
1999	221,131,800	55,286,950	165,844,850	4,904,032
2000	66,528,200	23,448,600	43,079,600	1,331,160
2001	28,239,900	22,644,100	5,595,800	173,190

				16,108,647

Marina
2004	308,138,000	286,837,500	21,300,500	728,690
2005	308,138,000	286,837,500	21,300,500	745,944
2006	308,138,000	286,837,500	21,300,500	787,266
2007	308,138,000	286,837,500	21,300,500	793,657

				3,055,557

Plaza
2004	385,728,400	311,821,800	73,906,600	2,528,345
2005	385,728,400	311,821,800	73,906,600	2,588,209
2006	385,728,400	311,821,800	73,906,600	2,731,588
2007	385,728,400	311,821,800	73,906,600	2,753,760

				10,601,902

Taj
2006	660,826,800	603,781,600	57,045,200	2,108,391
2007	660,826,800	603,781,600	57,045,200	2,125,504

				4,233,895

Total				34,000,000

SCHEDULE B

Amount of Credits
2009	$4,000,000

2010	$4,000,000

2011	$4,000,000

2012	$5,000,000

2013	$5,000,000

$22,000,000

Such credits shall be applied in each year beginning with the first quarter tax installment until such credit is exhausted for such year.